Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Global Real Estate Fund

(the “Fund”)

Supplement dated January 31, 2023, to the Fund’s Summary Prospectus dated October 1, 2022, as supplemented and amended to date

At a meeting held on January 24-25, 2023 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company, the Fund’s investment adviser, and each of Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Massachusetts Financial Services Company (“MFS”) with respect to the Fund (the “Subadvisory Agreements”). Duff & Phelps and MFS will replace Goldman Sachs Asset Management, L.P. (“GSAM”) and Invesco Advisers, Inc. (“Invesco”) as subadvisers to the Fund. The Board also approved certain changes to the Fund’s principal investment strategies and techniques.

The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Duff & Phelps, MFS, and their respective Subadvisory Agreements.

These changes are expected to become effective on or about May 1, 2023 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The third and fourth paragraphs of the subsection entitled “Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund may invest in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in foreign securities economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada, and Continental Europe. The Fund considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such country. From time to time, the Fund’s investments with respect to a particular country may comprise a substantial portion of its investment portfolio.

The Fund concentrates its investments in the real estate industry. In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

The second paragraph of the subsection entitled “Performance Information” is deleted in its entirety.

In the subsection entitled “Investment Adviser,” all information relating to GSAM and Invesco is deleted, and the following is added:

The Fund is subadvised by Duff & Phelps and MFS.

Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Duff & Phelps
Geoffrey Dybas Executive Managing Director and Senior Portfolio Manager	2023
Frank Haggerty, Jr. Senior Managing Director and Senior Portfolio Manager	2023
MFS
Rick Gable Investment Officer and Portfolio Manager	2023
Mark Syn Investment Officer and Portfolio Manager	2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.